UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2016

WESTERN ASSET

MUNICIPAL HIGH

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund for the six-month reporting period ended January 31, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 26, 2016

II	Western Asset Municipal High Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended January 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s second estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 1.0%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.1%, as reported by the U.S. Department of Labor. By January 2016, unemployment was 4.9%, its lowest level since February 2008.

Western Asset Municipal High Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

During its meeting that concluded on January 27, 2016, the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2016?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.67%. Its low for the period was 0.57% on October 14, 2015, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.76%. The yield on the ten-year Treasury note began the period at 2.20%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.94% occurred on the last day of the reporting period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. High-yield corporate bonds were among the weakest performers over the six months ended January 31, 2016. In contrast, sectors that are generally less sensitive to rising interest rates largely posted positive results. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended January 31, 2016, as the Barclays Municipal Bond Indexiv and the Barclays U.S. Aggregate Indexv returned 3.66% and 1.33%, respectively. The

IV	Western Asset Municipal High Income Fund

municipal market was supported by overall positive investor demand and largely improving fundamentals.

Performance review

For the six months ended January 31, 2016, Class A shares of Western Asset Municipal High Income Fund, excluding sales charges, returned 3.39%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 3.66% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 returned 4.25% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Municipal High Income Portfolio, which has the same investment objective and strategies, and substantially the same policies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Municipal High Income Portfolio.

Performance Snapshot as of January 31, 2016 (unaudited)
(excluding sales charges)	6 months
Western Asset Municipal High Income Fund:
Class A	3.39%
Class C	3.18%
Class I	3.55%
Barclays Municipal Bond Index	3.66%
Lipper High Yield Municipal Debt Funds Category Average[1]	4.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2016 for Class A, Class C and Class I shares were 3.81%, 3.41% and 4.13%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 4.06%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 156 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Municipal High Income Fund	V

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 25, 2015, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.81%, 1.38% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 26, 2016

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher-rated securities. Below investment grade securities (that is, securities rated below the Baa/BBB categories) or, if unrated, securities that we determined to be of comparable credit quality are commonly referred to as “junk bonds.” Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Municipal High Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Municipal High Income Fund	VII

Portfolio at a glance† (unaudited)

Municipal High Income Portfolio

The Fund invests all of its investable assets in Municipal High Income Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of January 31, 2016 and July 31, 2015 and does not include derivatives such as futures contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset Municipal High Income Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2015 and held for the six months ended January 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	3.39%	$1,000.00	$1,033.90	0.81%	$4.14	Class A	5.00%	$1,000.00	$1,021.06	0.81%	$4.12
Class C	3.18	1,000.00	1,031.80	1.38	7.05	Class C	5.00	1,000.00	1,018.20	1.38	7.00
Class I	3.55	1,000.00	1,035.50	0.65	3.33	Class I	5.00	1,000.00	1,021.87	0.65	3.30

2	Western Asset Municipal High Income Fund 2016 Semi-Annual Report

[1]	For the six months ended January 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Municipal High Income Fund 2016 Semi-Annual Report	3

Portfolio spread duration (unaudited)

Municipal High Income Portfolio

Economic exposure — January 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
Muni High Income	— Municipal High Income Portfolio

4	Western Asset Municipal High Income Fund 2016 Semi-Annual Report

Portfolio effective duration (unaudited)

Municipal High Income Portfolio

Interest rate exposure — January 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
Muni High Income	— Municipal High Income Portfolio

Western Asset Municipal High Income Fund 2016 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

January 31, 2016

Assets:
Investment in Municipal High Income Portfolio, at value	$770,580,932
Receivable for Fund shares sold	1,264,991
Prepaid expenses	43,269
Total Assets	771,889,192

Liabilities:
Payable for Fund shares repurchased	1,989,420
Distributions payable	783,615
Investment management fee payable	334,156
Service and/or distribution fees payable	110,933
Trustees’ fees payable	2,333
Accrued expenses	222,412
Total Liabilities	3,442,869
Total Net Assets	$768,446,323

Net Assets:
Par value (Note 5)	$532
Paid-in capital in excess of par value	777,596,039
Undistributed net investment income	283,546
Accumulated net realized loss on investments and futures contracts allocated from Municipal High Income Portfolio	(73,346,985)
Net unrealized appreciation on investments and futures contracts allocated from Municipal High Income Portfolio	63,913,191
Total Net Assets	$768,446,323

Net Assets:
Class A	$330,055,630
Class C	$118,512,459
Class I	$319,878,234

Shares Outstanding:
Class A	22,786,141
Class C	8,224,951
Class I	22,200,201

Net Asset Value:
Class A (and redemption price)	$14.48
Class C*	$14.41
Class I (and redemption price)	$14.41
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$15.12

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2016

Investment Income:
Income from Municipal High Income Portfolio	$18,823,871
Allocated expenses from Municipal High Income Portfolio	(103,691)
Total Investment Income	18,720,180

Expenses:
Investment management fee (Note 2)	2,093,862
Service and/or distribution fees (Notes 2 and 3)	653,720
Transfer agent fees (Note 3)	303,700
Registration fees	39,227
Legal fees	20,099
Shareholder reports	16,464
Audit and tax fees	14,899
Trustees’ fees	6,112
Insurance	5,867
Fund accounting fees	3,167
Miscellaneous expenses	2,750
Total Expenses	3,159,867
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(106,601)
Net Expenses	3,053,266
Net Investment Income	15,666,914
Net Realized Loss on Investments From Municipal High Income Portfolio	(7,158,682)
Change in Net Unrealized Appreciation (Depreciation) From Investments in Municipal High Income Portfolio	17,147,866
Increase in Net Assets From Operations	$25,656,098

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2016 Semi-Annual Report	7

Statements of changes in net assets

For the Six Months Ended January 31, 2016 (unaudited) and the Year Ended July 31, 2015	2016	2015

Operations:
Net investment income	$15,666,914	$33,804,977
Net realized loss	(7,158,682)	(509,804)
Change in net unrealized appreciation (depreciation)	17,147,866	(5,225,923)
Increase in Net Assets From Operations	25,656,098	28,069,250

Distributions to Shareholders From (Notes 1 and 4):
Net investment income	(16,276,446)	(34,251,003)
Decrease in Net Assets From Distributions to Shareholders	(16,276,446)	(34,251,003)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	87,562,887	240,653,397
Reinvestment of distributions	11,150,388	24,220,674
Cost of shares repurchased	(110,645,159)	(237,229,927)
Increase (Decrease) in Net Assets From Fund Share Transactions	(11,931,884)	27,644,144
Increase (Decrease) in Net Assets	(2,552,232)	21,462,391

Net Assets:
Beginning of period	770,998,555	749,536,164
End of period*	$768,446,323	$770,998,555
*Includes undistributed net investment income of:	$283,546	$893,078

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund 2016 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013[3]	2012	2011

Net asset value, beginning of period	$14.31	$14.41	$14.05	$14.99	$13.63	$13.87

Income (loss) from operations:
Net investment income	0.30	0.64	0.65	0.63	0.69	0.73
Net realized and unrealized gain (loss)	0.18	(0.09)	0.35	(0.94)	1.36	(0.24)
Total income (loss) from operations	0.48	0.55	1.00	(0.31)	2.05	0.49

Less distributions from:
Net investment income	(0.31)	(0.65)	(0.64)	(0.63)	(0.69)	(0.73)
Total distributions	(0.31)	(0.65)	(0.64)	(0.63)	(0.69)	(0.73)

Net asset value, end of period	$14.48	$14.31	$14.41	$14.05	$14.99	$13.63
Total return[4]	3.39%	3.81%	7.33%	(2.28)%	15.37%	3.69%

Net assets, end of period (millions)	$330	$323	$375	$531	$593	$461

Ratios to average net assets:
Gross expenses	0.81%[5,6]	0.81%[5]	0.81%[5]	0.80%[5]	0.78%	0.78%
Net expenses	0.81 [5,6]	0.81 [5]	0.81 [5]	0.80 [5]	0.78	0.78
Net investment income	4.19 [6]	4.38	4.68	4.17	4.82	5.39

Portfolio turnover rate	3%[7]	8%[7]	12%[7]	33%[7]	8%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]	Annualized.

[7]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2016 Semi-Annual Report	9

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014	2013[3]	2012	2011

Net asset value, beginning of period	$14.23	$14.33	$13.97	$14.91	$13.55	$13.80

Income (loss) from operations:
Net investment income	0.26	0.55	0.57	0.54	0.61	0.65
Net realized and unrealized gain (loss)	0.19	(0.09)	0.34	(0.94)	1.35	(0.25)
Total income (loss) from operations	0.45	0.46	0.91	(0.40)	1.96	0.40

Less distributions from:
Net investment income	(0.27)	(0.56)	(0.55)	(0.54)	(0.60)	(0.65)
Total distributions	(0.27)	(0.56)	(0.55)	(0.54)	(0.60)	(0.65)

Net asset value, end of period	$14.41	$14.23	$14.33	$13.97	$14.91	$13.55
Total return[4]	3.18%	3.21%	6.74%	(2.87)%	14.79%	3.02%

Net assets, end of period (millions)	$119	$119	$124	$146	$162	$133

Ratios to average net assets:
Gross expenses	1.38%[5,6]	1.38%[5]	1.38%[5]	1.37%[5]	1.34%	1.35%
Net expenses	1.38 [5,6]	1.38 [5]	1.38 [5]	1.37 [5]	1.34	1.35
Net investment income	3.62 [6]	3.81	4.11	3.61	4.26	4.83

Portfolio turnover rate	3%[7]	8%[7]	12%[7]	33%[7]	8%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]	Annualized.

[7]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013[3]	2012	2011

Net asset value, beginning of period	$14.23	$14.33	$13.97	$14.91	$13.55	$13.80

Income (loss) from operations:
Net investment income	0.31	0.66	0.67	0.65	0.70	0.74
Net realized and unrealized gain (loss)	0.19	(0.09)	0.34	(0.94)	1.36	(0.25)
Total income (loss) from operations	0.50	0.57	1.01	(0.29)	2.06	0.49

Less distributions from:
Net investment income	(0.32)	(0.67)	(0.65)	(0.65)	(0.70)	(0.74)
Total distributions	(0.32)	(0.67)	(0.65)	(0.65)	(0.70)	(0.74)

Net asset value, end of period	$14.41	$14.23	$14.33	$13.97	$14.91	$13.55
Total return[4]	3.55%	3.96%	7.52%	(2.17)%	15.59%	3.76%

Net assets, end of period (millions)	$320	$328	$251	$199	$224	$107

Ratios to average net assets:
Gross expenses	0.72%[5,6]	0.72%[5]	0.72%[5]	0.73%[5]	0.71%	0.65%
Net expenses[7,8]	0.65 [5,6]	0.65 [5]	0.65 [5]	0.65 [5]	0.64	0.64
Net investment income	4.35 [6]	4.54	4.84	4.32	4.95	5.58

Portfolio turnover rate	3%[9]	8%[9]	12%[9]	33%[9]	8%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2016 (unaudited).

[3]

On November 29, 2012, Western Asset Municipal High Income Fund began investing, as a feeder fund, in Municipal High Income Portfolio. Expense ratios disclosed prior to July 31, 2013 are for the Western Asset Municipal High Income Fund as a stand-alone fund.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents the portfolio turnover rate of the Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2016 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Municipal High Income Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (99.98% at January 31, 2016) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment transactions and investment income. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. The Fund also pays certain other expenses which can be directly attributed to the Fund.

(c) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

12	Western Asset Municipal High Income Fund 2016 Semi-Annual Report

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the six months ended January 31, 2016, fees waived and/or expenses reimbursed amounted to $106,601.

Western Asset Municipal High Income Fund 2016 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2016, LMIS and its affiliates retained sales charges of $24,676 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$1,853	$2,471

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2016, the Fund had accrued $974 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

14	Western Asset Municipal High Income Fund 2016 Semi-Annual Report

For the six months ended January 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$242,210	$83,161
Class C	411,510	42,661
Class I	—	177,878
Total	$653,720	$303,700

For the six months ended January 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class I	$106,601
Total	$106,601

4. Distributions to shareholders by class

	Six Months Ended January 31, 2016	Year Ended July 31, 2015
Net Investment Income:
Class A	$6,939,674	$15,270,814
Class C	2,190,937	4,804,459
Class I	7,145,835	14,175,730
Total	$16,276,446	$34,251,003

5. Shares of beneficial interest

At January 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,390,996	$34,221,808	4,450,223	$64,930,695
Shares issued on reinvestment	429,015	6,140,581	925,410	13,474,238
Shares repurchased	(2,625,345)	(37,500,876)	(8,839,500)	(128,635,993)
Net increase (decrease)	194,666	$2,861,513	(3,463,867)	$(50,231,060)

Western Asset Municipal High Income Fund 2016 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares sold	416,646	$5,944,481	923,864	$13,413,047
Shares issued on reinvestment	115,552	1,644,993	250,614	3,629,844
Shares repurchased	(704,353)	(10,018,043)	(1,395,131)	(20,201,581)
Net decrease	(172,155)	$(2,428,569)	(220,653)	$(3,158,690)

Class I
Shares sold	3,327,907	$47,396,598	11,196,117	$162,309,655
Shares issued on reinvestment	236,421	3,364,814	491,464	7,116,592
Shares repurchased	(4,436,522)	(63,126,240)	(6,108,340)	(88,392,353)
Net increase (decrease)	(872,194)	$(12,364,828)	5,579,241	$81,033,894

6. Capital loss carryforward

As of July 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2016	$(3,351,932)
7/31/2017	(13,599,734)
7/31/2018	(15,039,977)
7/31/2019	(14,782,122)
$(46,773,765)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $20,020,548 which have no expiration date, must be used first to offset any such gains.

16	Western Asset Municipal High Income Fund 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2015, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Municipal High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “feeder fund” in a “master-feeder” structure, whereby, as a feeder fund, the Fund and Western Asset Municipal High Income SMASh Fund, an additional feeder fund, have the same investment objective and policies as the master fund, Municipal High Income Portfolio (the “Master Fund”), a series of Master Portfolio Trust, and the Fund invests substantially all of its assets in the Master Fund.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

Western Asset Municipal High Income Fund	17

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions at the Master Fund level. In addition, management also reported to the Board on, among other things, its business plans and any organizational changes.

18	Western Asset Municipal High Income Fund

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (currently, Broadridge Financial Solutions, Inc.) (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Lipper data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals and for rolling periods comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2015 was below the median, and its performance for the 5-year period ended June 30, 2015 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services,

Western Asset Municipal High Income Fund	19

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as high yield municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2017.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund and in providing services to the Master Fund in which the Fund invests. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s

20	Western Asset Municipal High Income Fund

asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Lipper investment classification/objective at all asset levels. The Board also noted the Fund’s Actual Management Fees is below the median of its expense group.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Municipal High Income Fund	21

Schedule of investments (unaudited)

January 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.4%
Alabama — 3.3%
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	$1,750,000	$1,987,318	(a)
Convertible CAB	0.000%	10/1/50	11,020,000	7,979,582	(b)
Subordinated Lien Warrants	6.000%	10/1/42	4,880,000	5,691,251
Subordinated Lien Warrants	6.500%	10/1/53	8,250,000	9,921,862
Total Alabama				25,580,013
Arizona — 1.6%
Navajo Nation, AZ, Revenue	5.500%	12/1/30	850,000	958,613	(c)
Phoenix, AZ, IDA Education Revenue, Basis School Inc.	5.000%	7/1/45	7,000,000	7,249,550	(c)
University Medical Center Corp., AZ, Hospital Revenue	6.000%	7/1/24	1,250,000	1,458,612	(d)
University Medical Center Corp., AZ, Hospital Revenue	6.500%	7/1/39	2,000,000	2,367,220	(d)
Total Arizona				12,033,995
California — 11.9%
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/46	2,000,000	2,263,620
California School Finance Authority, School Facilities Revenue:
KIPP LA Project	5.000%	7/1/34	600,000	661,848
KIPP LA Project	5.125%	7/1/44	750,000	815,880
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	7,500,000	8,231,100	(c)(e)
California State Public Works Board, Lease Revenue:
California State Prisons LA	5.000%	10/1/28	3,500,000	4,126,990
Various Capital Project	5.125%	10/1/31	2,000,000	2,359,880
California Statewide CDA Revenue:
American Baptist Homes of the West	2.100%	10/1/19	2,250,000	2,251,417
American Baptist Homes of the West	2.400%	10/1/20	1,250,000	1,250,588
Provident Group-Pomona Properties LLC	5.600%	1/15/36	3,105,000	3,153,065
Senior Living-Presbyterian Homes	4.750%	11/15/26	1,920,000	1,985,088	(c)(d)
Senior Living-Presbyterian Homes	4.875%	11/15/36	6,000,000	6,209,280	(c)(d)
California Statewide CDA, Senior Living Health Facility Revenue, Los Angeles Jewish Home Aging, Jewish Home Foundation	4.750%	8/1/20	4,000,000	4,030,640
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	2,230,000	2,232,453
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	2,140,000	2,356,204
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	26,500,000	39,404,705
Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/36	1,250,000	1,250,313

See Notes to Financial Statements.

22	Municipal High Income Portfolio 2016 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
California — continued
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.500%	9/1/45	$2,740,000	$2,982,819
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	5,000,000	5,820,950
Total California				91,386,840
Colorado — 4.3%
Colorado Educational & Cultural Facilities Authority Revenue, Cheyenne Mountain Charter Academy Foundation	5.375%	6/15/38	2,585,000	2,649,702
Colorado Health Facilities Authority Revenue, Christian Living Communities Project	5.750%	1/1/37	2,000,000	2,021,980
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	17,500,000	24,558,450
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	3,960,000	3,724,816
Total Colorado				32,954,948
Delaware — 1.3%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	9,000,000	9,342,540
New Castle County, DE, Revenue, Newark Charter School Inc. Project	5.000%	9/1/36	1,000,000	1,007,730
Total Delaware				10,350,270
District of Columbia — 0.8%
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/32	2,130,000	2,279,696
Friendship Public Charter School Inc.	5.000%	6/1/42	1,250,000	1,306,488
KIPP Charter School	6.000%	7/1/33	1,000,000	1,155,570
KIPP Charter School	6.000%	7/1/43	1,450,000	1,648,287
Total District of Columbia				6,390,041
Florida — 3.3%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	505,000	505,752
Florida State Development Finance Corp., Educational Facilities Revenue:
Renaissance Charter School Inc. Project	6.000%	6/15/35	1,200,000	1,226,628	(c)
Renaissance Charter School Inc. Project	6.125%	6/15/46	1,000,000	1,013,770	(c)
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Obligated Group	7.000%	6/1/45	300,000	314,175	(c)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/28	2,000,000	2,300,660
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	3,500,000	3,572,660	(e)
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	1,200,000	1,241,340	(c)(e)
Palm Beach County, FL, Health Facilities Authority Revenue, Sinai Residences Boca Raton Project	7.500%	6/1/49	1,600,000	1,963,440

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Reunion, FL, East Community Development District, Special Assessment	6.600%	5/1/33	$410,000	$398,856
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	355,000	4	*(f)
Seminole Tribe Florida Special Obligation Revenue	5.750%	10/1/22	5,000,000	5,308,900	(c)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	3,000,000	3,130,830	(c)
Volusia County, FL, Educational Facility Authority Revenue	5.000%	10/15/45	3,750,000	4,048,088
Total Florida				25,025,103
Georgia — 1.3%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	5,865,000	6,181,827
Franklin County, GA, Industrial Building Authority Revenue:
Emmanuel College Inc.	5.750%	11/1/25	1,000,000	600,000	*(f)
Emmanuel College Inc.	6.000%	11/1/32	2,850,000	1,710,000	*(f)
Emmanuel College Inc.	6.250%	11/1/43	3,000,000	1,800,000	*(f)
Total Georgia				10,291,827
Hawaii — 1.2%
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co.	6.500%	7/1/39	8,000,000	9,101,680
Illinois — 6.6%
Chicago, IL, GO	5.500%	1/1/37	5,500,000	5,580,960
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond	5.000%	12/1/44	10,000,000	11,382,600
Chicago, IL, Motor Fuel Tax Revenue, AGM	5.000%	1/1/32	1,050,000	1,116,906
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/31	6,750,000	7,747,380	(e)
Illinois Development Finance Authority Revenue, Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,255,363	(e)
Illinois State Finance Authority Revenue:
Franciscan Communities Inc.	5.125%	5/15/43	2,700,000	2,769,876
Park Place of Elmhurst	8.000%	5/15/30	5,000,000	3,750,550	(g)
Park Place of Elmhurst	8.125%	5/15/40	11,835,000	8,876,605	(g)
Refunding, Chicago Charter School Project	5.000%	12/1/36	3,000,000	3,011,640
Refunding, OSF Healthcare System	5.750%	11/15/37	2,500,000	2,724,725	(d)
Metropolitan Pier & Exposition Authority, IL, Revenue, CAB-McCormick Place Expansion Project	0.000%	12/15/52	2,800,000	407,036
Total Illinois				50,623,641
Indiana — 1.8%
Indiana State Finance Authority Revenue, Educational Facilities, Marian University Project	6.375%	9/15/41	10,000,000	11,399,300
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,227,580	(e)

See Notes to Financial Statements.

24	Municipal High Income Portfolio 2016 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment Revenue	5.250%	2/1/31	$1,400,000	$1,433,222	(d)
Total Indiana				14,060,102
Iowa — 2.3%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	4,200,000	4,397,568
Iowa Fertilizer Co. Project	5.250%	12/1/25	12,215,000	13,395,213
Total Iowa				17,792,781
Kentucky — 2.0%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro Medical Health Systems	6.375%	6/1/40	11,500,000	13,191,995
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	2,500,000	2,566,275
Total Kentucky				15,758,270
Louisiana — 0.3%
Epps, LA, COP	8.000%	6/1/18	775,000	116,250	*(f)
Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA	6.550%	9/1/25	595,000	675,152
Louisiana Public Facilities Authority Revenue, Entergy Louisiana LLC Project	5.000%	6/1/30	1,535,000	1,560,957
Total Louisiana				2,352,359
Maryland — 6.4%
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	9,000,000	9,901,080
Transportation Facilities Project	5.750%	6/1/35	21,625,000	23,790,095
Maryland State EDC, Student Housing Revenue Bonds, University of Maryland, College Park Project	5.800%	6/1/38	5,000,000	5,407,300
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	9,000,000	10,426,320
Total Maryland				49,524,795
Massachusetts — 4.7%
Massachusetts State DFA Revenue:
Partners Healthcare System	5.000%	7/1/47	5,000,000	5,762,700
Tufts Medical Center Inc.	6.875%	1/1/41	4,000,000	4,708,760
Massachusetts State HEFA Revenue:
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	9,000,000	10,046,250
Suffolk University	5.750%	7/1/39	13,740,000	15,295,918	(d)
Total Massachusetts				35,813,628

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 2.0%
Michigan State Finance Authority Limited Obligation Revenue:
Higher Education, Thomas M Cooley Law School Project	6.000%	7/1/24	$1,355,000	$1,453,088	(c)
Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	1,900,000	2,027,794	(c)
Michigan State Finance Authority Revenue:
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/34	500,000	568,270
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/35	500,000	566,110
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	1,130,000	1,289,658
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	1,180,000	1,279,415
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	1,000,000	1,058,900
Evangelical Homes of Michigan	5.500%	6/1/47	1,000,000	1,053,910
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	4,749,680	(d)
Saline, MI, EDC Revenue, Evangelical Homes of Michigan Project	5.500%	6/1/47	1,235,000	1,276,163
Total Michigan				15,322,988
Missouri — 1.6%
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kansas City United Methodist Retirement Home Inc.	6.000%	11/15/51	1,000,000	1,013,920	(c)
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	2,000,000	2,281,360
Lutheran Senior Services	5.000%	2/1/44	2,450,000	2,656,339
Raytown, MO, Annual Appropriation Supported Tax:
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/19	1,000,000	1,048,940
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/20	1,555,000	1,630,884
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	5.875%	9/1/43	3,000,000	3,472,710
Total Missouri				12,104,153
Nevada — 0.4%
Director of the State of Nevada Department of Business & Industry Revenue:
Somerset Academy of Las Vegas	5.000%	12/15/35	1,295,000	1,329,434	(c)
Somerset Academy of Las Vegas	5.125%	12/15/45	2,015,000	2,040,570	(c)
Total Nevada				3,370,004
New Jersey — 6.7%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	2,000,000	2,256,820	(e)

See Notes to Financial Statements.

26	Municipal High Income Portfolio 2016 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	5.125%	9/15/23	$8,000,000	$8,778,640	(e)
Newark Downtown District Management Corp.	5.125%	6/15/27	400,000	406,656
Provident Group — Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/48	2,000,000	2,157,940
Refunding	6.875%	1/1/37	10,820,000	10,829,846	(e)
Refunding, Gloucester Marine Project	6.625%	1/1/37	1,475,000	1,476,416
School Facilities Construction, SIFMA	1.610%	3/1/28	17,500,000	15,544,725	(b)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/44	2,780,000	2,876,244	(e)
Salem County, NJ, PCFA Revenue, Chambers Project	5.000%	12/1/23	7,000,000	7,643,020	(e)
Total New Jersey				51,970,307
New Mexico — 0.3%
Otero County, NM:
COP, Jail Project Revenue	5.750%	4/1/18	1,035,000	1,055,131
COP, Jail Project Revenue	6.000%	4/1/23	500,000	510,315
COP, Jail Project Revenue	6.000%	4/1/28	500,000	502,670
Total New Mexico				2,068,116
New York — 4.8%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.250%	7/15/40	21,870,000	25,355,859
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue:
Amsterdam At Harborside	2.000%	1/1/49	648,226	90,752
Amsterdam At Harborside	6.700%	1/1/49	1,796,250	1,803,327
New York City, NY, Industrial Development Agency, Civic Facilities Revenue, Amboy Properties Corp. Project	6.750%	6/1/20	1,535,000	1,535,138
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	7,000,000	8,201,270
Total New York				36,986,346
North Carolina — 0.3%
North Carolina Department of Transportation Private Activity Revenue, I-77 Hot Lanes Project	5.000%	12/31/37	2,000,000	2,173,440	(e)
Ohio — 1.3%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,080,000	2,083,744
Lorain County, OH, Port Authority, Recovery Zone Facility Revenue, U.S. Steel Corp. Project	6.750%	12/1/40	5,000,000	2,957,500
Ohio State Private Activity Revenue, Portsmouth Bypass Project	5.000%	6/30/53	1,650,000	1,813,565	(e)
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	5,000,000	3,006,500
Total Ohio				9,861,309

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 1.1%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	$1,000,000	$1,092,230
Montereau Inc. Project	7.250%	11/1/40	7,000,000	7,631,190
Total Oklahoma				8,723,420
Pennsylvania — 3.9%
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/28	1,750,000	2,008,580
Erie County, PA, Convention Center Authority Gtd. Hotel Revenue, County GTD	5.000%	1/15/36	3,290,000	3,750,403
Harrisburg, PA, University Revenue, Harrisburg University of Science and Technology	6.000%	9/1/36	2,945,000	2,416,284	*(f)
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,628,200
Pennsylvania Economic Development Financing Authority:
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.625%	1/1/19	1,420,000	1,517,810
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,525,300
Solid Waste Disposal Revenue, Waste Management Inc. Project	5.100%	10/1/27	1,000,000	1,013,230	(e)
Pennsylvania HEFA Revenue, Shippensburg University	6.000%	10/1/31	3,500,000	3,947,545
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/42	635,000	599,141
Performing Arts Charter School Project	6.000%	6/15/23	3,500,000	3,678,920	(c)
Philadelphia, PA, Water & Wastewater Revenue	5.000%	7/1/45	1,000,000	1,131,790
Total Pennsylvania				30,217,203
Rhode Island — 0.0%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	980,000	284,200	*(f)
Tennessee — 0.1%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	1,000,000	1,016,130
Texas — 19.0%
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,500,000	2,871,275
Central Texas Regional Mobility Authority Revenue:
Capital Appreciation	0.000%	1/1/36	2,800,000	1,240,680
Capital Appreciation	0.000%	1/1/38	2,000,000	799,300
Capital Appreciation	0.000%	1/1/40	2,200,000	795,476
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.000%	12/1/30	1,120,000	1,272,074
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.125%	12/1/40	4,000,000	4,490,800

See Notes to Financial Statements.

28	Municipal High Income Portfolio 2016 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CABs	0.000%	10/1/35	$4,000,000	$3,405,760	(b)
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	2,000,000	2,107,320	(e)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Hermann Healthcare System	0.910%	6/1/22	5,635,000	5,576,621	(b)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	5,135,000	5,734,049
Houston, TX, Airport System Revenue	5.000%	7/15/35	7,500,000	7,957,875	(e)
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc., Terminal Project	6.500%	7/15/30	6,500,000	7,547,215	(e)
Special Facilities, Continental Airlines Inc., Terminal Project	6.625%	7/15/38	5,000,000	5,814,850	(e)
Midlothian, TX, Development Authority, Tax Increment Contract Revenue, Refunding, Subordinated Lien	5.125%	11/15/26	785,000	792,057
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue:
Collegiate Housing College Station LLC, Texas A&M University Project, AGM	5.000%	4/1/46	500,000	550,585
Collegiate Housing, Tarleton State University Project	5.000%	4/1/46	3,000,000	3,109,620
Collegiate Housing, Tarleton State University Project	5.000%	4/1/47	4,000,000	4,188,320
North Texas Tollway Authority Revenue	5.750%	1/1/33	10,000,000	10,940,900	(d)
North Texas Tollway Authority Revenue	6.250%	1/1/39	2,000,000	2,276,340
Port Corpus Christi, TX, Celanese Project Revenue	6.450%	11/1/30	1,995,000	1,999,908
San Leanna Educational Facilities Corp., Education Revenue:
Saint Edwards University Project	5.000%	6/1/20	1,000,000	1,050,030
Saint Edwards University Project	5.125%	6/1/22	2,000,000	2,095,460
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	600,000	*(f)
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	6,500,000	8,030,815
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
LBJ Infrastructure Group LLC	7.000%	6/30/40	16,460,000	19,908,041
Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	28,000,000	33,424,720
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.000%	2/15/30	1,000,000	1,196,730	(d)
Cosmos Foundation Inc.	6.200%	2/15/40	4,000,000	4,818,440	(d)
Uplift Education	5.875%	12/1/36	1,000,000	1,065,080

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Semi-Annual Report	29

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	$525,000	$508,898
Total Texas				146,169,239
U.S. Virgin Islands — 1.1%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	7,500,000	8,504,100
Virginia — 1.1%
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.750%	7/1/38	7,500,000	8,575,950
Washington — 0.1%
Washington State HFC Revenue:
Heron’s Key	6.500%	7/1/30	350,000	361,407	(c)
Heron’s Key	6.750%	7/1/35	350,000	362,033	(c)
Total Washington				723,440
Wisconsin — 0.5%
Public Finance Authority, WI, Revenue, Church Home of Hartford Inc.	5.000%	9/1/38	1,250,000	1,258,625	(c)
Wisconsin State HEFA Revenue, Aurora Health Care Inc.	5.625%	4/15/39	2,000,000	2,272,440
Total Wisconsin				3,531,065
Total Investments before Short-Term Investments (Cost — $686,512,801)				750,641,703
Short-Term Investments — 1.5%
California — 0.6%
California Statewide CDA Revenue, Painted Turtle Gang Camp Foundation, LOC-Wells Fargo Bank N.A.	0.010%	4/1/33	1,200,000	1,200,000	(h)(i)
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, SPA-JPMorgan Chase	0.010%	4/1/38	2,500,000	2,500,000	(h)(i)
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue, SPA-Sumitomo Mitsui Banking	0.010%	4/1/36	1,100,000	1,100,000	(h)(i)
Total California				4,800,000
Florida — 0.3%
North Broward, FL, Hospital District Revenue, NATL, LOC-Wells Fargo Bank N.A.	0.020%	1/15/27	2,200,000	2,200,000	(h)(i)
Illinois — 0.2%
Illinois State Toll Highway Authority Revenue, AGM, SPA-Landesbank Hessen-Thuringen	0.230%	1/1/17	1,600,000	1,600,000	(h)(i)
New Jersey — 0.0%
New Jersey State Health Care Facilities Financing Authority Revenue, Southern Ocean County Hospital, LOC-Wells Fargo Bank N.A.	0.010%	7/1/36	100,000	100,000	(h)(i)
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.130%	11/1/33	100,000	100,000	(h)(i)
Total New Jersey				200,000

See Notes to Financial Statements.

30	Municipal High Income Portfolio 2016 Semi-Annual Report

Municipal High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New York — 0.2%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.220%	6/15/32	$60,000	$60,000	(h)(i)
New York City, NY, TFA Revenue:
LIQ-Dexia Credit Local	0.220%	11/1/22	1,300,000	1,300,000	(h)(i)
LIQ-Dexia Credit Local	0.220%	11/1/22	100,000	100,000	(h)(i)
Total New York				1,460,000
North Carolina — 0.2%
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Novant Health Group, SPA-JPMorgan Chase	0.060%	11/1/34	1,300,000	1,300,000	(h)(i)
Utah — 0.0%
Utah State Housing Corp. Single Family Mortgage Revenue, SPA-JPMorgan Chase	0.080%	1/1/34	230,000	230,000	(e)(h)(i)
Total Short-Term Investments (Cost — $11,790,000)				11,790,000
Total Investments — 98.9% (Cost — $698,302,801#)				762,431,703
Other Assets in Excess of Liabilities — 1.1%				8,313,236
Total Net Assets — 100.0%				$770,744,939

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	The coupon payment on these securities is currently in default as of January 31, 2016.

(g)	Illiquid security.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Semi-Annual Report	31

Schedule of investments (unaudited) (cont’d)

January 31, 2016

Municipal High Income Portfolio

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PFC	— Public Facilities Corporation
RDA	— Redevelopment Agency
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	2.1%
AA/Aa	3.1
A	20.9
BBB/Baa	49.4
BB/Ba	10.7
B/B	0.8
A-1/VMIG 1	1.6
NR ***	11.4
100.0%

*	As a percentage of total investments.
**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.
***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

32	Municipal High Income Portfolio 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2016

Assets:
Investments, at value (Cost — $698,302,801)	$762,431,703
Cash	28,148
Interest receivable	7,001,019
Receivable for securities sold	1,405,431
Prepaid expenses	9,169
Total Assets	770,875,470

Liabilities:
Payable to broker — variation margin on open futures contracts	50,375
Trustees’ fees payable	541
Accrued expenses	79,615
Total Liabilities	130,531
Total Net Assets	$770,744,939

Represented by:
Paid-in-capital	$770,744,939

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Semi-Annual Report	33

Statement of operations (unaudited)

For the Six Months Ended January 31, 2016

Investment Income:
Interest	$18,827,789

Expenses:
Fund accounting fees	38,241
Audit and tax fees	24,497
Legal fees	20,092
Trustees’ fees	6,109
Custody fees	2,446
Commitment fees (Note 5)	1,743
Miscellaneous expenses	10,585
Total Expenses	103,713
Net Investment Income	18,724,076

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(7,086,129)
Futures contracts	(74,020)
Net Realized Loss	(7,160,149)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	17,236,923
Futures contracts	(85,585)
Change in Net Unrealized Appreciation (Depreciation)	17,151,338
Net Gain on Investments and Futures Contracts	9,991,189
Increase in Net Assets From Operations	$28,715,265

See Notes to Financial Statements.

34	Municipal High Income Portfolio 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2016 (unaudited) and the Year Ended July 31, 2015	2016	2015

Operations:
Net investment income	$18,724,076	$40,117,771
Net realized loss	(7,160,149)	(510,397)
Change in net unrealized appreciation (depreciation)	17,151,338	(5,226,324)
Increase in Net Assets From Operations	28,715,265	34,381,050

Capital Transactions:
Proceeds from contributions	28,868,120	81,489,298
Value of withdrawals	(60,216,338)	(94,263,665)
Decrease in Net Assets From Capital Transactions	(31,348,218)	(12,774,367)
Increase (Decrease) in Net Assets	(2,632,953)	21,606,683

Net Assets:
Beginning of period	773,377,892	751,771,209
End of period	$770,744,939	$773,377,892

See Notes to Financial Statements.

Municipal High Income Portfolio 2016 Semi-Annual Report	35

Financial highlights

For the year ended July 31, unless otherwise noted:
	2016[1]	2015	2014	2013[2]

Net assets, end of period (millions)	$771	$773	$752	$889
Total return[3]	3.78%	4.59%	8.12%	(1.50)%

Ratios to average net assets:
Gross expenses	0.03%[4]	0.02%	0.02%	0.03%[4]
Net expenses	0.03 [4]	0.02	0.02	0.03 [4]
Net investment income	4.91 [4]	5.15	5.44	4.94 [4]

Portfolio turnover rate	3%	8%	12%	33%

[1]	For the six months ended January 31, 2016 (unaudited).

[2]	For the period November 29, 2012 (inception date) to July 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

See Notes to Financial Statements.

36	Municipal High Income Portfolio 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Municipal High Income Portfolio (the “Portfolio”) is a diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At January 31, 2016, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Municipal High Income Portfolio 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among the market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

38	Municipal High Income Portfolio 2016 Semi-Annual Report

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$750,641,703	—	$750,641,703
Short-term investments†	—	11,790,000	—	11,790,000
Total investments	—	$762,431,703	—	$762,431,703

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$207,638	—	—	$207,638

†	See Schedule of Investments for additional detailed categorizations.

(b) Method of allocation. Net investment income and net realized and unrealized gains and/or losses of the Portfolio are allocated pro rata, based on respective ownership interests, among investors in the Portfolio.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Portfolio invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Municipal High Income Portfolio 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(g) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2016, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio does not pay an investment management fee.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive placement agent.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Portfolio is permitted to purchase or sell securities from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with

40	Municipal High Income Portfolio 2016 Semi-Annual Report

Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended January 31, 2016, such purchase and sale transactions were $57,121,003 and $60,292,709, respectively.

3. Investments

During the six months ended January 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$18,597,086
Sales	26,482,555

At January 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$84,322,564
Gross unrealized depreciation	(20,193,662)
Net unrealized appreciation	$64,128,902

At January 31, 2016, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	52	3/16	$8,165,987	$8,373,625	$(207,638)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2016.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$207,638

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended January 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(74,020)

Municipal High Income Portfolio 2016 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(85,585)

During the six months ended January 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$12,093,045

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at January 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Futures contracts[5]	$50,375	$(50,375)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the Schedule of Investments for securities pledged as collateral.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Redemption facility

Effective November 24, 2015, the Portfolio and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended January 31, 2016, the Portfolio incurred a commitment fee in the amount of $1,743. The Portfolio did not utilize the Redemption Facility during the period ended January 31, 2016.

42	Municipal High Income Portfolio 2016 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Master Portfolio Trust (the “Trust”) held on November 9-10, 2015, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Municipal High Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “master fund” in a “master-feeder” structure, whereby each feeder fund has the same investment objective and policies as the Fund and invests substantially all of its assets in the Fund.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility, including the following feeder funds in the Fund (each a “Feeder Fund”): Western Asset Municipal High Income SMASh Fund (“Municipal High Income SMASh”), a series of Legg Mason Partners Institutional Trust, and Western Asset Municipal High Income Fund (“Municipal High Income Fund”), a series of Legg Mason Partners Income Trust. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The

Municipal High Income Portfolio	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers

44	Municipal High Income Portfolio

and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and any organizational changes.

In considering the performance of the Fund, the Board received and considered performance information for each Feeder Fund. For Municipal High Income Fund, the Board considered the performance of the Feeder Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (currently, Broadridge Financial Solutions, Inc.) (“Lipper”), an independent provider of investment company data. The Board noted that Municipal High Income SMASh had relatively recently commenced operations and thus had a relatively limited performance history. In addition, the Board considered that the Manager had indicated that given Municipal High Income SMASh’s structure it did not readily fit into any category of funds maintained by Lipper, and that, as a result, information comparing Municipal High Income SMASh’s performance to its benchmark would be a better measure for evaluating Municipal High Income SMASh’s performance.

The Board noted that the Feeder Funds’ performance was the same as the performance of the Fund (except for the effect of fees at the Feeder Fund level, if any), and therefore relevant to the Board’s consideration of the Fund’s performance. The Board was provided with a description of the methodology Lipper used to determine the similarity of Municipal High Income Fund with the funds included in its Performance Universe. It was noted that while the Board found the Lipper data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals and for rolling periods comparing Municipal High Income Fund’s performance against its benchmark and against its peers. In addition, the Board considered Municipal High Income Fund’s performance in light of overall financial market conditions.

The information comparing Municipal High Income Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield municipal debt funds by Lipper, showed, among other data, that Municipal High Income Fund’s performance for the 1- and 3-year periods ended June 30, 2015 was below the median and its performance for the 5-year period ended June 30, 2015 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning Municipal High Income Fund’s relative performance versus the peer group for the various periods.

The Board noted that Municipal High Income SMASh’s performance for the 1-year period ended September 30, 2015 was below that of its benchmark. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the benchmark for the 1-year period.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Municipal High Income Portfolio	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board reviewed and considered that the Fund is not expected to pay a management fee. The Board considered that the Feeder Funds’ assets represent a significant portion of the Fund’s assets, and thus information about the fee arrangements and expenses of the Feeder Funds were relevant to their analysis. In this regard, the Board noted that the expense information provided for the Feeder Funds reflected both management fees and total expenses, as applicable, payable by the Feeder Funds as well as total expenses payable by the Fund. The Board noted that the Feeder Funds have entered into arrangements through which the Manager and/or its affiliates will be compensated by Municipal High Income Fund or, with respect to Municipal High Income SMASh, by sponsors of separately managed programs that will invest through Municipal High Income SMASh as further described below. The Board noted that the Manager considered this compensation to be sufficient.

The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund and the Feeder Funds, including, where applicable, separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board also considered and discussed the overall management fee, the fees of the Subadviser, including the amount of the management fee retained by the Manager after payment of the subadvisory fee with respect to Municipal High Income Fund in light of the services rendered for those amounts. The Board noted that it also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by Municipal High Income Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser to Municipal High Income Fund. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for Municipal High Income Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and Municipal High Income Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board considered that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not Municipal High Income Fund.

46	Municipal High Income Portfolio

The information comparing Municipal High Income Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including Municipal High Income Fund) classified as high yield municipal debt funds and chosen by Lipper to be comparable to Municipal High Income Fund, showed that Municipal High Income Fund’s Contractual Management Fee was above the median and Actual Management Fee was below the median. The Board noted that Municipal High Income Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of Municipal High Income Fund’s expenses. The Board also considered that the current limitation on Municipal High Income Fund’s expenses is expected to continue through December 2017.

The Board noted that Municipal High Income SMASh does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of Municipal High Income SMASh, including Municipal High Income SMASh’s allocated share of the fees and expenses of the underlying mutual fund through which it invests, except for interest, brokerage fees, taxes and extraordinary expenses of Municipal High Income SMASh or the underlying mutual fund and fees and expenses of any other acquired fund. The Board considered that this arrangement is expected to continue through December 2017. In addition, the Board recognized that shareholders of Municipal High Income SMASh are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in Municipal High Income SMASh. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Municipal High Income Portfolio	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

•

Among other things, the Board considered the size of Municipal High Income SMASh and that Municipal High Income SMASh pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of Municipal High Income SMASh, including Municipal High Income SMASh’s allocated share of the fees and expenses of the underlying mutual fund through which it invests, except for interest, brokerage fees, taxes and extraordinary expenses of Municipal High Income SMASh or the underlying mutual fund and fees and expenses of any other acquired fund.

•

With respect to Municipal High Income Fund, the Board noted that the Manager had previously agreed to institute breakpoints in Municipal High Income Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as Municipal High Income Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Municipal High Income Fund’s asset levels. The Board noted that although Municipal High Income Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Lipper investment classification/objective at all asset levels. The Board also noted Municipal High Income Fund’s Actual Management Fee is below the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Feeder Funds’ shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

48	Municipal High Income Portfolio

Western Asset

Municipal High Income Fund

Trustees

Elliott J. Berv*

Chair

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust**

*	Effective February 10, 2016, Mr. Berv became Chair.
**	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Municipal High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02173 3/16 SR16-2721

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 21, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 21, 2016